Exhibit 99.2

Second Quarter 2022 Earnings Results

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 1 of 17

Consolidated Financial Highlights

	Three Months Ended					Six Months Ended
(Unaudited, 000s, except per share information)	6/30/2022	6/30/2021	% Change	3/31/2022	% Change	6/30/2022	6/30/2021	% Change
Net revenues	$1,108,126	$1,153,136	(3.9%)	$1,116,527	(0.8%)	$2,224,653	$2,287,925	(2.8%)
Net income	$160,816	$198,077	(18.8%)	$173,549	(7.3%)	$334,365	$371,092	(9.9%)
Preferred dividends	9,321	8,289	12.5%	9,320	0.0%	18,641	16,578	12.4%

Net income available to common shareholders	$151,495	$189,788	(20.2%)	$164,229	(7.8%)	$315,724	$354,514	(10.9%)
Earnings per diluted common share	$1.37	$1.67	(18.0%)	$1.47	(6.8%)	$2.84	$3.14	(9.6%)
Earnings per diluted common share available to common shareholders	$1.29	$1.60	(19.4%)	$1.39	(7.2%)	$2.68	$3.00	(10.7%)
Non-GAAP financial summary (1):
Net revenues	$1,108,127	$1,153,098	(3.9%)	$1,116,587	(0.8%)	$2,224,714	$2,288,078	(2.8%)
Net income	$173,174	$210,356	(17.7%)	$184,907	(6.3%)	$358,081	$395,070	(9.4%)
Preferred dividends	9,321	8,289	12.5%	9,320	0.0%	18,641	16,578	12.4%

Net income available to common shareholders	$163,853	202,067	(18.9%)	175,587	(6.7%)	339,440	378,492	(10.3%)
Earnings per diluted common share	$1.48	$1.77	(16.4%)	$1.57	(5.7%)	$3.04	$3.34	(9.0%)
Earnings per diluted common share available to common shareholders	$1.40	$1.70	(17.6%)	$1.49	(6.0%)	$2.88	$3.20	(10.0%)
Weighted average number of common shares outstanding:
Basic	109,083	107,837	1.2%	109,205	(0.1%)	109,144	107,795	1.3%
Diluted	117,400	118,602	(1.0%)	118,140	(0.6%)	117,838	118,279	(0.4%)
Period end common shares outstanding	106,166	104,865	1.2%	106,626	(0.4%)	106,166	104,865	1.2%
Cash dividends declared per common share	$0.30	$0.15	100.0%	$0.30	0.0%	$0.60	$0.30	100.0%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 2 of 17

GAAP Consolidated Results of Operations

	Three Months Ended					Six Months Ended
(Unaudited, 000s, except per share information)	6/30/2022	6/30/2021	% Change	3/31/2022	% Change	6/30/2022	6/30/2021	% Change
Revenues:
Commissions	$186,681	$195,579	(4.5%)	$195,909	(4.7%)	$382,590	$409,193	(6.5%)
Principal transactions	125,603	152,597	(17.7%)	159,270	(21.1%)	284,873	317,603	(10.3%)

Transactional revenues	312,284	348,176	(10.3%)	355,179	(12.1%)	667,463	726,796	(8.2%)
Capital raising	71,519	169,778	(57.9%)	73,450	(2.6%)	144,969	378,584	(61.7%)
Advisory	199,556	206,665	(3.4%)	181,396	10.0%	380,952	337,147	13.0%

Investment banking	271,075	376,443	(28.0%)	254,846	6.4%	525,921	715,731	(26.5%)
Asset management	331,264	295,869	12.0%	341,636	(3.0%)	672,900	574,016	17.2%
Other income	(1,917)	13,235	(114.5%)	8,888	(121.6%)	6,971	38,869	(82.1%)

Operating revenues	912,706	1,033,723	(11.7%)	960,549	(5.0%)	1,873,255	2,055,412	(8.9%)
Interest revenue	212,754	133,591	59.3%	165,435	28.6%	378,189	261,131	44.8%

Total revenues	1,125,460	1,167,314	(3.6%)	1,125,984	(0.0%)	2,251,444	2,316,543	(2.8%)
Interest expense	17,334	14,178	22.3%	9,457	83.3%	26,791	28,618	(6.4%)

Net revenues	1,108,126	1,153,136	(3.9%)	1,116,527	(0.8%)	2,224,653	2,287,925	(2.8%)

Non-interest expenses:
Compensation and benefits	652,709	692,054	(5.7%)	673,691	(3.1%)	1,326,400	1,389,968	(4.6%)
Occupancy and equipment rental	78,251	70,971	10.3%	77,026	1.6%	155,277	143,003	8.6%
Communication and office supplies	43,645	41,308	5.7%	42,456	2.8%	86,101	83,133	3.6%
Commissions and floor brokerage	15,106	13,977	8.1%	15,887	(4.9%)	30,993	29,680	4.4%
Provision for credit losses	12,785	(9,652)	nm	8,240	55.2%	21,025	(14,904)	nm
Other operating expenses	87,089	80,453	8.2%	72,118	20.8%	159,207	165,128	(3.6%)

Total non-interest expenses	889,585	889,111	0.1%	889,418	0.0%	1,779,003	1,796,008	(0.9%)
Income before income taxes	218,541	264,025	(17.2%)	227,109	(3.8%)	445,650	491,917	(9.4%)
Provision for income taxes	57,725	65,948	(12.5%)	53,560	7.8%	111,285	120,825	(7.9%)

Net income	160,816	198,077	(18.8%)	173,549	(7.3%)	334,365	371,092	(9.9%)
Preferred dividends	9,321	8,289	12.5%	9,320	0.0%	18,641	16,578	12.4%

Net income available to common shareholders	$151,495	$189,788	(20.2%)	$164,229	(7.8%)	$315,724	$354,514	(10.9%)

Earnings per common share:
Basic	$1.39	$1.76	(21.0%)	$1.50	(7.3%)	$2.89	$3.29	(12.2%)
Diluted	$1.29	$1.60	(19.4%)	$1.39	(7.2%)	$2.68	$3.00	(10.7%)
Weighted average number of common shares outstanding:
Basic	109,083	107,837	1.2%	109,205	(0.1%)	109,144	107,795	1.3%
Diluted	117,400	118,602	(1.0%)	118,140	(0.6%)	117,838	118,279	(0.4%)
Cash dividends declared per common share	$0.30	$0.15	100.0%	$0.30	0.0%	$0.60	$0.30	100.0%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 3 of 17

Non-GAAP Consolidated Results of Operations (1)

	Three Months Ended					Six Months Ended
(Unaudited, 000s, except per share information)	6/30/2022	6/30/2021	% Change	3/31/2022	% Change	6/30/2022	6/30/2021	% Change
Revenues:
Commissions	$186,681	$195,579	(4.5%)	$195,909	(4.7%)	$382,590	$409,193	(6.5%)
Principal transactions	125,603	152,597	(17.7%)	159,270	(21.1%)	284,873	317,603	(10.3%)

Transactional revenues	312,284	348,176	(10.3%)	355,179	(12.1%)	667,463	726,796	(8.2%)
Capital raising	71,519	169,778	(57.9%)	73,450	(2.6%)	144,969	378,584	(61.7%)
Advisory	199,556	206,665	(3.4%)	181,396	10.0%	380,952	337,147	13.0%

Investment banking	271,075	376,443	(28.0%)	254,846	6.4%	525,921	715,731	(26.5%)
Asset management	331,264	295,869	12.0%	341,636	(3.0%)	672,900	574,016	17.2%
Other income	(1,917)	13,197	(114.5%)	8,888	(121.6%)	6,971	38,897	(82.1%)

Operating revenues	912,706	1,033,685	(11.7%)	960,549	(5.0%)	1,873,255	2,055,440	(8.9%)
Interest revenue	212,754	133,591	59.3%	165,435	28.6%	378,189	261,131	44.8%

Total revenues	1,125,460	1,167,276	(3.6%)	1,125,984	(0.0%)	2,251,444	2,316,571	(2.8%)
Interest expense	17,333	14,178	22.3%	9,397	84.5%	26,730	28,493	(6.2%)

Net revenues	1,108,127	1,153,098	(3.9%)	1,116,587	(0.8%)	2,224,714	2,288,078	(2.8%)

Non-interest expenses:
Compensation and benefits	643,535	685,935	(6.2%)	664,380	(3.1%)	1,307,915	1,377,675	(5.1%)
Occupancy and equipment rental	77,884	70,938	9.8%	77,009	1.1%	154,893	142,939	8.4%
Communication and office supplies	43,621	41,232	5.8%	42,448	2.8%	86,069	83,057	3.6%
Commissions and floor brokerage	15,106	13,977	8.1%	15,887	(4.9%)	30,993	29,680	4.4%
Provision for credit losses	12,785	(9,652)	nm	8,240	55.2%	21,025	(14,904)	nm
Other operating expenses	79,864	70,275	13.6%	66,661	19.8%	146,525	145,917	0.4%

Total non-interest expenses	872,795	872,705	0.0%	874,625	(0.2%)	1,747,420	1,764,364	(1.0%)
Income before income taxes	235,332	280,393	(16.1%)	241,962	(2.7%)	477,294	523,714	(8.9%)
Provision for income taxes	62,158	70,037	(11.2%)	57,055	8.9%	119,213	128,644	(7.3%)

Net income	173,174	210,356	(17.7%)	184,907	(6.3%)	358,081	395,070	(9.4%)
Preferred dividends	9,321	8,289	12.5%	9,320	0.0%	18,641	16,578	12.4%

Net income available to common shareholders	$163,853	$202,067	(18.9%)	$175,587	(6.7%)	$339,440	$378,492	(10.3%)

Earnings per common share:
Basic	$1.50	$1.87	(19.8%)	$1.61	(6.8%)	$3.11	$3.51	(11.4%)
Diluted	$1.40	$1.70	(17.6%)	$1.49	(6.0%)	$2.88	$3.20	(10.0%)
Weighted average number of common shares outstanding:
Basic	109,083	107,837	1.2%	109,205	(0.1%)	109,144	107,795	1.3%
Diluted	117,400	118,602	(1.0%)	118,140	(0.6%)	117,838	118,279	(0.4%)
Cash dividends declared per common share	$0.30	$0.15	100.0%	$0.30	0.0%	$0.60	$0.30	100.0%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 4 of 17

Consolidated Financial Summary

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2022	6/30/2021	% Change	3/31/2022	% Change	6/30/2022	6/30/2021	% Change
Net revenues:
Global Wealth Management	$697,980	$637,567	9.5%	$681,725	2.4%	$1,379,705	$1,269,062	8.7%
Institutional Group	411,364	520,811	(21.0%)	431,363	(4.6%)	842,727	1,026,892	(17.9%)
Other	(1,218)	(5,242)	nm	3,439	nm	2,221	(8,029)	nm

Total net revenues	$1,108,126	$1,153,136	(3.9%)	$1,116,527	(0.8%)	$2,224,653	$2,287,925	(2.8%)
Operating expenses:
Global Wealth Management	$452,828	$410,262	10.4%	$456,312	(0.8%)	$909,140	$818,526	11.1%
Institutional Group	338,372	379,317	(10.8%)	334,735	1.1%	673,107	768,210	(12.4%)
Other	98,385	99,532	(1.2%)	98,371	0.0%	196,756	209,272	(6.0%)

Total operating expenses	$889,585	$889,111	0.1%	$889,418	0.0%	$1,779,003	$1,796,008	(0.9%)
Operating contribution:
Global Wealth Management	$245,152	$227,305	7.9%	$225,413	8.8%	$470,565	$450,536	4.4%
Institutional Group	72,992	141,494	(48.4%)	96,628	(24.5%)	169,620	258,682	(34.4%)
Other	(99,603)	(104,774)	(4.9%)	(94,932)	4.9%	(194,535)	(217,301)	(10.5%)

Income before income taxes	$218,541	$264,025	(17.2%)	$227,109	(3.8%)	$445,650	$491,917	(9.4%)
Financial ratios:
Compensation and benefits	58.9%	60.0%	(110)	60.3%	(140)	59.6%	60.8%	(120)
Non-compensation operating expenses	21.4%	17.1%	430	19.4%	200	20.4%	17.7%	270
Income before income taxes	19.7%	22.9%	(320)	20.3%	(60)	20.0%	21.5%	(150)
Effective tax rate	26.4%	25.0%	140	23.6%	280	25.0%	24.6%	40

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 5 of 17

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	6/30/2022	6/30/2021	% Change	3/31/2022	% Change
Financial Information:
Total assets	$36,476,441	$29,744,764	22.6%	$35,087,698	4.0%
Total shareholders’ equity	$5,124,737	$4,508,790	13.7%	$5,054,344	1.4%
Total common equity	$4,439,737	$3,973,790	11.7%	$4,369,344	1.6%
Goodwill and intangible assets	$(1,444,158)	$(1,314,818)	9.8%	$(1,449,919)	(0.4%)
DTL on goodwill and intangible assets	$58,731	$54,049	8.7%	$56,775	3.4%

Tangible common equity	$3,054,310	$2,713,021	12.6%	$2,976,200	2.6%
Preferred equity	$685,000	$535,000	28.0%	$685,000	0.0%
Financial Metrics:
Book value per common share (2)	$41.82	$37.89	10.4%	$40.98	2.0%
Tangible book value per common share (2)	$28.77	$25.87	11.2%	$27.91	3.1%
Return on common equity (3)	13.7%	19.4%		15.1%
Non-GAAP return on common equity (1)(3)	14.8%	20.6%		16.2%
Return on tangible common equity (4)	20.0%	28.6%		22.3%
Non-GAAP return on tangible common equity (1)(4)	21.6%	30.5%		23.8%
Pre-tax margin on net revenues	19.7%	22.9%		20.3%
Non-GAAP pre-tax margin on net revenues (1)	21.2%	24.3%		21.7%
Effective tax rate	26.4%	25.0%		23.6%
Non-GAAP effective tax rate (1)	26.4%	25.0%		23.6%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 6 of 17

Regulatory Capital

(Unaudited, 000s)	6/30/2022	6/30/2021	% Change	3/31/2022	% Change
SF Regulatory Capital (5):
Common equity tier 1 capital	$3,151,794	$2,672,682	17.9%	$3,029,778	4.0%
Tier 1 capital	$3,836,794	$3,207,682	19.6%	$3,714,778	3.3%
Risk-weighted assets	$21,281,241	$16,952,415	25.5%	$19,958,908	6.6%
Common equity tier 1 capital ratio	14.8%	15.8%		15.2%
Tier 1 risk based capital ratio	18.0%	18.9%		18.6%
Tier 1 leverage capital ratio	11.2%	11.7%		11.3%
Stifel Bank & Trust Regulatory Capital (5):
Common equity tier 1 capital	$1,482,526	$1,069,763	38.6%	$1,371,166	8.1%
Tier 1 capital	$1,482,526	$1,069,763	38.6%	$1,371,166	8.1%
Risk-weighted assets	$13,783,486	$9,958,105	38.4%	$12,555,438	9.8%
Common equity tier 1 capital ratio	10.8%	10.7%		10.9%
Tier 1 risk based capital ratio	10.8%	10.7%		10.9%
Tier 1 leverage capital ratio	7.1%	7.0%		7.1%
Stifel Bank Regulatory Capital (5):
Common equity tier 1 capital	$346,827	$326,622	6.2%	$340,014	2.0%
Tier 1 capital	$346,827	$326,622	6.2%	$340,014	2.0%
Risk-weighted assets	$2,970,926	$1,593,962	86.4%	$2,668,521	11.3%
Common equity tier 1 capital ratio	11.7%	20.5%		12.7%
Tier 1 risk based capital ratio	11.7%	20.5%		12.7%
Tier 1 leverage capital ratio	7.2%	7.1%		7.1%
Stifel Net Capital (5):
Net capital	$627,100	$614,500	2.1%	$584,600	7.3%
Excess net capital	$596,500	$584,000	2.1%	$554,200	7.6%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 7 of 17

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2022	6/30/2021	% Change	3/31/2022	% Change	6/30/2022	6/30/2021	% Change
Revenues:
Commissions	$122,004	$139,653	(12.6%)	$130,776	(6.7%)	$252,780	$287,158	(12.0%)
Principal transactions	48,466	55,209	(12.2%)	45,544	6.4%	94,010	108,808	(13.6%)

Transactional revenues	170,470	194,862	(12.5%)	176,320	(3.3%)	346,790	395,966	(12.4%)
Asset management	331,243	295,847	12.0%	341,613	(3.0%)	672,856	573,956	17.2%
Net interest	195,828	124,686	57.1%	156,760	24.9%	352,588	242,461	45.4%
Investment banking (6)	5,056	11,898	(57.5%)	5,147	(1.8%)	10,203	25,447	(59.9%)
Other income	(4,617)	10,274	(144.9%)	1,885	(344.9%)	(2,732)	31,232	(108.7%)

Net revenues	697,980	637,567	9.5%	681,725	2.4%	1,379,705	1,269,062	8.7%
Non-interest expenses:
Compensation and benefits	349,368	341,367	2.3%	364,993	(4.3%)	714,361	678,088	5.3%
Non-compensation operating expenses	103,460	68,895	50.2%	91,319	13.3%	194,779	140,438	38.7%

Total non-interest expenses	452,828	410,262	10.4%	456,312	(0.8%)	909,140	818,526	11.1%

Income before income taxes	$245,152	$227,305	7.9%	$225,413	8.8%	$470,565	$450,536	4.4%

As a percentage of net revenues:
Compensation and benefits	50.1%	53.5%	(340)	53.5%	(340)	51.8%	53.4%	(160)
Non-compensation operating expenses	14.8%	10.8%	400	13.4%	140	14.1%	11.1%	300
Income before income taxes	35.1%	35.7%	(60)	33.1%	200	34.1%	35.5%	(140)

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 8 of 17

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s, except financial advisors and locations)	6/30/2022	6/30/2021	% Change	3/31/2022	% Change
Financial advisors	2,230	2,190	1.8%	2,229	0.0%
Independent contractors	100	92	8.7%	92	8.7%

Total financial advisors	2,330	2,282	2.1%	2,321	0.4%
Locations (7)	397	391	1.5%	395	0.5%
Total client assets	$377,591,000	$402,442,000	(6.2%)	$421,414,000	(10.4%)
Fee-based client assets	$141,223,000	$148,838,000	(5.1%)	$157,910,000	(10.6%)
Transactional assets	$236,368,000	$253,604,000	(6.8%)	$263,504,000	(10.3%)
Client money market and insured product (8)	$26,759,000	$23,982,000	11.6%	$28,504,000	(6.1%)
Secured client lending (9)	$4,044,684	$3,451,625	17.2%	$4,081,980	(0.9%)
Asset Management Revenue ($ in 000s):
Private Client Group (10)	$282,207	$249,273	13.2%	$293,301	(3.8%)
Asset Management	32,511	32,202	1.0%	34,635	(6.1%)
Third-party Bank Sweep Program	3,841	1,516	153.4%	942	307.7%
Other (11)	12,705	12,878	(1.3%)	12,758	(0.4%)

Total asset management revenues	$331,264	$295,869	12.0%	$341,636	(3.0%)
Fee-based Assets ($ in millions):
Private Client Group (10)	$123,832	129,565	(4.4%)	$138,219	(10.4%)
Asset Management	31,288	33,289	(6.0%)	34,716	(9.9%)
Elimination (12)	(13,897)	(14,015)	(0.8%)	(15,025)	(7.5%)

Total fee-based assets	$141,223	$148,839	(5.1%)	$157,910	(10.6%)
Third-party Bank Sweep Program	$1,666	$5,795	(71.3%)	$5,492	(69.7%)
ROA (bps) (13):
Private Client Group (10)	81.7	83.2		82.9
Asset Management	41.6	38.7		39.9
Third-party Bank Sweep Program	41.3	9.9		6.2

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 9 of 17

Institutional Group - Summary Results of Operations

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2022	6/30/2021	% Change	3/31/2022	% Change	6/30/2022	6/30/2021	% Change
Revenues:
Commissions	$64,677	$55,926	15.6%	$65,133	(0.7%)	$129,810	$122,035	6.4%
Principal transactions	77,137	97,388	(20.8%)	113,726	(32.2%)	190,863	208,795	(8.6%)

Transactional revenues	141,814	153,314	(7.5%)	178,859	(20.7%)	320,673	330,830	(3.1%)
Capital raising	66,463	157,880	(57.9%)	68,303	(2.7%)	134,766	353,137	(61.8%)
Advisory	199,556	206,665	(3.4%)	181,396	10.0%	380,952	337,147	13.0%

Investment banking	266,019	364,545	(27.0%)	249,699	6.5%	515,718	690,284	(25.3%)
Other income (14)	3,531	2,952	19.6%	2,805	25.9%	6,336	5,778	9.7%

Net revenues	411,364	520,811	(21.0%)	431,363	(4.6%)	842,727	1,026,892	(17.9%)
Non-interest expenses:
Compensation and benefits	244,711	299,469	(18.3%)	252,347	(3.0%)	497,058	601,093	(17.3%)
Non-compensation operating expenses	93,661	79,848	17.3%	82,388	13.7%	176,049	167,117	5.3%

Total non-interest expenses	338,372	379,317	(10.8%)	334,735	1.1%	673,107	768,210	(12.4%)

Income before income taxes	$72,992	$141,494	(48.4%)	$96,628	(24.5%)	$169,620	$258,682	(34.4%)

As a percentage of net revenues:
Compensation and benefits	59.5%	57.5%	200	58.5%	100	59.0%	58.5%	50
Non-compensation operating expenses	22.8%	15.3%	750	19.1%	370	20.9%	16.3%	460
Income before income taxes	17.7%	27.2%	(950)	22.4%	(470)	20.1%	25.2%	(510)

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 10 of 17

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	6/30/2022	6/30/2021	% Change	3/31/2022	% Change
Stifel Bancorp Financial Information:
Total assets	$27,957,299	$21,250,293	31.6%	$26,115,139	7.1%
Total shareholder’s equity	$1,840,273	$1,563,380	17.7%	$1,782,875	3.2%
Total loans, net (includes loans held for sale)	$19,271,862	$13,164,958	46.4%	$17,908,268	7.6%
Commercial and industrial	8,347,410	4,950,516	68.6%	7,656,507	9.0%
Residential real estate	6,607,825	4,567,467	44.7%	6,008,507	10.0%
Securities-based loans	2,993,552	2,331,737	28.4%	2,954,212	1.3%
Commercial real estate	629,459	370,517	69.9%	499,825	25.9%
Other	580,374	678,570	(14.5%)	642,497	(9.7%)
Loans held for sale	288,676	394,017	(26.7%)	315,427	(8.5%)
Investment securities	$7,761,115	$7,264,849	6.8%	$7,240,149	7.2%
Available-for-sale securities, at fair value	1,879,904	2,279,678	(17.5%)	1,926,144	(2.4%)
Held-to-maturity securities, at amortized cost	5,881,211	4,985,171	18.0%	5,314,005	10.7%
Total deposits	$26,009,300	$19,608,800	32.6%	$24,195,626	7.5%
Demand deposits (interest-bearing)	25,670,438	18,908,576	35.8%	23,553,384	9.0%
Demand deposits (non interest-bearing)	319,682	643,890	(50.4%)	618,435	(48.3%)
Certificates of deposit	19,180	56,334	(66.0%)	23,807	(19.4%)
Credit Metrics:
Allowance for credit losses	$139,553	$115,190	21.2%	$126,802	10.1%
Allowance as a percentage of retained loans	0.73%	0.90%		0.72%
Net charge-offs as a percentage of average loans	0.00%	0.03%		0.00%
Total nonperforming assets	$29,430	$9,808	200.1%	$17,124	71.9%
Nonperforming assets as a percentage of total assets	0.11%	0.05%		0.07%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 11 of 17

Loans and Lending Commitments - Allowance for Credit Losses

	June 30, 2022
	Loans and Lending
(Unaudited, 000s)	Commitments	ACL	ACL %	Q2 Provision
Commercial and industrial	$8,347,410	$67,352	0.8%	$12,770
Residential real estate	6,607,825	22,615	0.3%	(10,312)
Securities-based loans	2,993,552	3,976	0.1%	36
Commercial real estate	629,459	6,483	1.0%	2,803
Other	580,374	7,056	1.2%	(1,979)

Loans held for investment, gross	19,158,620	107,482	0.6%	3,318
Loans held for sale	288,676

Total loans, gross	19,447,296
Lending commitments	4,617,000	32,071	0.7%	9,467

Loans and lending commitments	$24,064,296	$139,553		$12,785

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 12 of 17

Consolidated Net Interest Income

	Three Months Ended
	June 30, 2022			June 30, 2021			March 31, 2022
(Unaudited, millions)	Average balance	Interest income/ expense	Average interest rate	Average balance	Interest income/ expense	Average interest rate	Average balance	Interest income/ expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,106.4	$2.9	1.05%	$1,249.2	$0.8	0.26%	$1,340.3	$1.1	0.32%
Financial instruments owned	1,171.1	4.1	1.39%	979.7	2.5	1.04%	1,176.0	5.4	1.84%
Margin balances	1,105.7	8.7	3.16%	1,059.3	6.3	2.37%	1,089.6	6.9	2.54%
Investments:
Asset-backed securities	5,728.1	36.3	2.53%	5,132.9	22.8	1.77%	5,598.6	24.9	1.78%
Mortgage-backed securities	991.3	4.7	1.89%	1,070.5	4.1	1.53%	1,007.3	4.4	1.75%
Corporate fixed income securities	756.2	5.0	2.68%	709.7	4.6	2.61%	773.0	5.0	2.57%
Other	4.8	—	1.72%	5.8	—	2.11%	5.3	—	1.84%

Total investments	7,480.4	46.0	2.46%	6,918.9	31.5	1.82%	7,384.2	34.3	1.86%
Loans:
Commercial and industrial	8,175.3	77.9	3.81%	5,055.4	43.3	3.43%	7,556.0	62.0	3.28%
Residential real estate	6,301.8	39.5	2.51%	4,296.5	28.5	2.66%	5,684.6	35.5	2.50%
Securities-based loans	2,972.2	20.7	2.79%	2,214.1	10.8	1.94%	2,910.7	14.4	1.98%
Commercial real estate	592.3	5.0	3.35%	417.7	3.0	2.89%	462.9	3.0	2.63%
Loans held for sale	293.3	1.9	2.55%	286.7	1.6	2.20%	221.8	1.3	2.29%
Other	562.7	5.4	3.85%	688.6	5.2	3.03%	642.4	5.1	3.16%

Total loans	18,897.6	150.4	3.18%	12,959.0	92.4	2.85%	17,478.4	121.3	2.78%
Other interest-bearing assets	1,149.5	0.7	0.24%	698.9	0.1	0.01%	760.3	(3.6)	(1.88%)

Total interest-bearing assets/ interest income	30,910.7	212.8	2.75%	23,865.0	133.6	2.24%	29,228.8	165.4	2.26%
Interest-bearing liabilities:
Senior notes	1,113.8	11.3	4.05%	1,112.7	12.0	4.30%	1,113.6	11.4	4.10%
Deposits	24,231.9	3.6	0.06%	18,637.1	1.2	0.03%	23,129.9	0.9	0.02%
Federal Home Loan advances	368.5	0.8	0.86%	60.3	—	0.27%	40.4	—	0.30%
Other interest-bearing liabilities	1,664.3	1.6	0.40%	1,441.9	1.0	0.26%	1,559.3	(2.8)	(0.75%)

Total interest-bearing liabilities/ interest expense	$27,378.5	17.3	0.25%	$21,252.0	14.2	0.27%	$25,843.2	9.5	0.15%

Net interest income/margin		$195.5	2.53%		$119.4	2.00%		$155.9	2.13%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 13 of 17

Stifel Bancorp Net Interest Income

	Three Months Ended
	June 30, 2022			June 30, 2021			March 31, 2022
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$453.1	$1.0	0.87%	$611.9	$0.2	0.14%	$549.5	$0.3	0.22%
Investments	7,480.4	46.0	2.46%	6,918.9	31.5	1.82%	7,384.2	34.3	1.86%
Loans	18,897.6	150.4	3.18%	12,959.0	92.4	2.85%	17,478.4	121.3	2.78%
Other interest-bearing assets	68.1	0.8	4.67%	44.5	0.4	3.21%	50.1	0.4	2.87%

Total interest-bearing assets/ interest income	$26,899.2	$198.2	2.95%	$20,534.3	$124.5	2.42%	$25,462.2	$156.3	2.45%
Interest-bearing liabilities:
Deposits	$24,231.9	$3.6	0.06%	$18,637.1	$1.2	0.03%	$23,129.9	$0.9	0.02%
Federal Home Loan advances	368.5	0.8	0.86%	60.3	—	0.27%	40.4	—	0.30%
Other interest-bearing liabilities	1.0	—	15.57%	1.3	0.1	7.44%	1.1	0.1	13.24%

Total interest-bearing liabilities/ interest expense	$24,601.4	4.4	0.07%	$18,698.7	1.3	0.03%	$23,171.4	1.0	0.02%

Net interest income/margin		$193.8	2.88%		$123.2	2.40%		$155.3	2.44%

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 14 of 17

GAAP to Core Reconciliation

	Three Months Ended					Six Months Ended
(Unaudited, 000s)	6/30/2022	6/30/2021	Change	3/31/2022	Change	6/30/2022	6/30/2021	Change
GAAP net revenues	$1,108,126	$1,153,136		$1,116,527		$2,224,653	$2,287,925
Non-GAAP adjustments	1	(38)		60		61	153

Non-GAAP net revenues	1,108,127	1,153,098		1,116,587		2,224,714	2,288,078
GAAP compensation and benefits expense	652,709	692,054		673,691		1,326,400	1,389,968
Merger-related (15)	(9,174)	(6,119)		(9,311)		(18,485)	(12,293)

Non-GAAP compensation and benefits expense	643,535	685,935		664,380		1,307,915	1,377,675
GAAP non-compensation operating expenses	236,876	197,057		215,727		452,603	406,040
Merger-related (15)	(7,616)	(10,287)		(5,482)		(13,098)	(19,351)

Non-GAAP non-compensation operating expenses	229,260	186,770		210,245		439,505	386,689

Total merger-related adjustments	(16,791)	(16,368)		(14,853)		(31,644)	(31,797)

GAAP provision for income taxes	57,725	65,948		53,560		111,285	120,825
Merger-related and other (15)	4,433	4,089		3,495		7,928	7,819

Non-GAAP provision for income taxes	62,158	70,037		57,055		119,213	128,644
Financial ratios:
Compensation and benefits	58.1%	59.5%	(140)	59.5%	(140)	58.8%	60.2%	(140)
Non-compensation operating expenses	20.7%	16.2%	450	18.8%	190	19.7%	16.9%	280
Income before income taxes	21.2%	24.3%	(310)	21.7%	(50)	21.5%	22.9%	(140)
Effective tax rate	26.4%	25.0%	140	23.6%	280	25.0%	24.6%	40

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 15 of 17

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(2)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(3)

Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(4)

Return on average tangible common equity (“ROTCE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $57.4 million, $53.1 million, and $55.5 million, as of June 30, 2022 and 2021, and March 31, 2022, respectively.

(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, July 27, 2022.
(6)	Includes capital raising and advisory fee revenues.
(7)	Represents Global Wealth Management locations. Historical periods have been restated to conform to the current period presentation.
(8)	Includes Stifel Smart Rate Program balances. Historical periods have been restated to conform to the current period presentation.
(9)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(10)	Includes Private Client Group and Trust Business.
(11)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(12)	Asset management assets managed in Private Client Group or Trust accounts.
(13)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average quarterly balances for Individual Program Banks.
(14)	Includes net interest, asset management, and other income.
(15)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 16 of 17

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s second quarter earnings release issued July 27, 2022.

Stifel Financial Corp. Quarterly Financial Supplement | Second Quarter 2022 Earnings Release	Page 17 of 17